UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section13 or15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): November 3, 2004

                           The Navigators Group, Inc.
             (Exact name of registrant as specified in its chapter)



     DELAWARE                      0-15886                      13-3138397
--------------------------------------------------------------------------------
   (State of                      (Commission                 (I.R.S. Employer
  organization)                   File Number)               Identification No.)





     One Penn Plaza, New York, NY                                 10119
     -----------------------------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (212) 244-2333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition
Item 7.01  Regulation FD Disclosure

     The following information is furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and Item 7.01 "Regulation FD Disclosure". This information, including the Exhibit attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On November 3, 2004, The Navigators Group, Inc. issued a press release announcing its earnings for the third quarter and nine months ending September 30, 2004. This press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         THE NAVIGATORS GROUP, INC.
                         --------------------------
                         (Registrant)


                             /s/  Bradley D. Wiley
                         ----------------------------------------------
                         Name:   Bradley D. Wiley
                         Title:  Senior Vice President, Financial Compliance
                                  Officer  and Secretary



     Date: November 3, 2004

     INDEX TO EXHIBITS

Number    Description
------    -----------

  99.1    Third Quarter Earnings Release dated November 3, 2004.